Federated Investors
World-Class Investment Manager

Federated Communications Technology Fund ANNUAL REPORT

October 31, 2000

A Portfolio of Federated Equity Funds

Established 1999

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Communications Technology Fund

President's Message

Dear Fellow Shareholder:

Federated Communications Technology Fund was created on September 21, 1999, and I am pleased to present its second Annual Report. The fund has investments in about 80 corporations--some easily recognizable names and even more corporations that are not readily known to many investors. As of October 31, 2000, the fund's net assets totaled $812.7 million with over 160,000 shareholders. This fund gives investors the opportunity to participate in the communication revolution. Developments in this communications technology have already profoundly changed the way individuals live and work. The companies behind these developments represent significant and sophisticated long-term investment opportunities.

This report covers the period from November 1, 1999 through October 31, 2000. It begins with an interview with the fund's co-portfolio managers, Michael R. Tucker, Assistant Vice President, and Dean J. Kartsonas, Vice President, both of Federated Investment Management Company. Following their discussion, which covers the fund's objective, strategy and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements. I urge you to review the fund's holdings and note its broad diversification.

The fund's managers use an investment template to select the underlying issues across four key areas of communications technology:

Infrastructure companies involved in the enabling technologies that make possible the appliances and services we see and use (Cisco Systems, Broadcom). 76% of the fund's net assets are in infrastructure companies;

Interface companies involved in appliances that consumers and businesses use to access information and respond to demands (Palm, Nokia). 2% of the fund's net assets are in interface companies;

Services companies that develop and own links that move data with unprecedented economy and speed (Sprint PCS, Level 3). 21% of the fund's net assets are in service companies; and

Applications companies that provide content such as entertainment, information, e-commerce, and voicemail (America Online). 1% of the fund's net assets are in applications companies.

While many of the portfolio's holdings are familiar to you--such as America Online, Cisco Systems, Nokia and Sprint--undoubtedly, many more of the holdings will be unfamiliar to you. Please take this opportunity to read the discussion with the portfolio managers, which explains how the fund's managers select companies.

Over the 12-month reporting period, the fund's performance has been highly volatile, and the volatility continues. Since March 2000, prices of almost all technology stocks--well-recognized and unknown alike--have fallen. About 10% of the fund's assets are in issues that have outstanding performance over decades, i.e., Corning, Oracle, Cisco Systems, etc. We maintain our strong belief in the communication technology sectors and in our template of investing. The fund continues to receive steady cash inflows and is using that money to buy the best-priced issues in its selected universe.

Investors should be aware that any investment in a particular sector is subject to greater volatility than a broad equity fund that invests in a wide range of sectors. Please remember that the true measure of this fund's performance is clearly in years rather than months.

You may add to your investment account at any time and thus increase the number of shares you own for future income potential. I strongly recommend that you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging.1

Individual share class total return performance for the 12-month period from November 1, 1999 through October 31, 2000, follows.2

	Total Return	Net Asset Value Change
Class A Shares	18.10%	$12.42 to $14.64 = 17.87%
Class B Shares	17.21%	$12.42 to $14.53 = 16.99%
Class C Shares	17.13%	$12.42 to $14.52 = 16.91%

Thank you for joining the thousands of investors who have shown their confidence in this exciting sector and in our firm by owning shares of Federated Communications Technology Fund.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
December 15, 2000

1 Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider his financial ability to continue to invest in periods of low price levels.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were 11.63%, 11.71%, and 16.13%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Michael R. Tucker

Assistant Vice President

Federated Investment Management Company

Dean J. Kartsonas, CFA

Vice President

Federated Investment Management Company

Federated Communications Technology Fund

Q. This fund invests in communications technology and communications services companies that are revolutionizing our society. What does that mean to investors?

A. Investors can participate in many growth opportunities, including sophisticated devices for communications and software for commerce, where we do the research and compile a broad portfolio. Communications and technology are the leading investment themes of this Information Age. The world is moving towards a single global network, and the demand for infrastructure and bandwidth continues to increase. As market opportunities continue to unfold, we see exciting introductions of the wireless Internet, increased bandwidth to the home, and the creation of the much-talked-about "information at your fingertips."

In this fund are companies that represent new investment opportunities. The New Economy is real, and your fund's portfolio is engaged in its development worldwide.

Q. How do the managers invest?

A. We invest across the communications technology spectrum (this is NOT an Internet fund). We narrow the more than 800 companies in this universe to an investable universe of about 500, from which we target about 80 holdings. These companies represent four key aspects of communications technology:

  Infrastructure (76% of net assets): Companies that produce enabling technologies -- hardware, software, semi-conductors, fiber optics, etc.--for the appliances and services we see and use (Inktomi, Cisco Systems, Broadcom).
  Interface (2% of net assets): These companies make appliances -- phones, personal computers, cable set-top boxes, etc.--consumers and businesses use to access information and respond to demands (Palm, Nokia).
  Services (21% of net assets): Companies--such as long-distance telephone carriers--that develop and own links that move data with unprecedented economy and speed among the various communications appliances (Sprint PCS, Level 3).
  Applications (1% of net assets): These firms provide content--entertainment, information, e-commerce, voicemail, etc. (America Online).

The fund currently invests predominantly in infrastructure companies--Inktomi (1.0% of net assets), Cisco Systems (1.2% of net assets) and Broadcom (1.0% of net assets). It is underweight, relative to its benchmarks, in the applications industry--America Online (1.1% of net assets). However, the fund's managers are sensitive to price, and will always seek out what we believe represents the best current value.

Q. How has the communications technology sector performed?

A. We measure the fund's performance against two primary benchmarks--the Merrill Lynch Technology 100 Index and the NASDAQ Telecommunications Index--because no single index combines technology and telecommunications sectors. The long-term performance history of each index compares very favorably with the Standard & Poor's ("S&P") 500 Index.1

Annualized Total Returns as of October 31, 2000
	Year-to-Date	1 Year	3 Years	5 Years	10 Years
Merrill Lynch Technology 100 Index[2]	(5.8%)	39.4%	48.4%	32.8%	35.5%
NASDAQ Telecommunications Index[2]	(38.5%)	(15.1%)	27.2%	24.8%	23.1%
S&P 500 Index[2]	(1.8%)	6.8%	16.3%	20.5%	19.4%
FCTF Class A Shares at NAV	(21.5%)	18.10%	N/A	N/A	N/A

1 Past performance is no guarantee of future results. Year to date returns are not annualized. The Merrill Lynch Technology 100 Index is an unmanaged, equally weighted index of the 100 largest technology stocks, as defined by market capitalization and trading volume. The NASDAQ Telecommunications Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the telecommunications sector. The S&P 500 Index is an unmanaged, capitalization-weighted index comprising stocks in industry, transportation, financial and public utility companies. Investments may not be made directly in an index.

2 Source: Bloomberg

3 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 11.63%, 11.71%, and 16.13%, respectively.

Q. This fund is understandably a long-term investment, but how has it performed from November 1, 1999, through October 31, 2000?

A. Despite the extreme market volatility we are experiencing, the fund has produced a positive total return in its first fiscal year. The total return, based on net asset value, was 18.10% for Class A shares, 17.21% for Class B shares, and 17.13% for Class C shares.3

Q. What is your process for selecting and managing the fund's holdings?

A. To maintain adequate exposure to this exciting sector, we have created a template that represents a communications system and the companies that deliver that system's products and services. We break that system down into 27 sub-categories (such as computer software, data processing services, networking and telecommunications equipment, semi-conductors), and treat the resulting over 500 resulting securities operating in the sub-categories as our investable universe. For example:

Category	Company	Percentage of Net Assets
Communications Equipment	Juniper Networks	2.3%
Communications Integrated Circuits	QLogic	2.8%
Software	Converse Technology	2.5%
Wireless Services	Triton PCS	2.3%

We have heavily weighted the fund toward infrastructure and appliances, and rounded the portfolio out with next-generation service providers offering high bandwidth data-oriented services.

We have heavily weighted the fund toward infrastructure and appliances, and rounded the portfolio out with next-generation service providers offering high bandwidth data-oriented services.

America Online, Inc. (AOL) (1.1% of net assets): In less than a decade, AOL has become part of our popular culture. More than 25 million people subscribe to this on-line giant.

Q. Of course, all these sectors also involve potential risk. How do you attempt to reduce the risk level?

A. We strive to reduce risk with our disciplined, proprietary approach and by diversifying across the entire communications technology spectrum both domestically and internationally. However, the fund is fully invested; we typically do not make a cash call.

Q. What were the fund's top ten holdings as of October 31, 2000?

A.

Name	Percentage of Net Assets
Qlogic Corp.	2.81%
Comverse Technology, Inc.	2.73%
Triton PCS Holdings, Inc., Class A	2.31%
Juniper Networks, Inc.	2.26%
Brocade Communications Systems, Inc.	2.23%
Vitesse Semiconductor Corp.	1.95%
XO Communication, Inc., Class A	1.93%
Qwest Communications International, Inc.	1.82%
Linear Technology Corp.	1.78%
Level 3 Communications, Inc.	1.78%
TOTAL	21.6%

The fund is a managed portfolio and its holdings are subject to change.

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the fund may be subject to specific risks of the "technology" sector such as obsolescence.

Q. Can you give shareholders an example of a key holding in each of the four areas of communications technology?

A. Many shareholders will immediately recognize what these names stand for.

APPLICATIONS

America Online, Inc. (AOL) (1.1% of net assets): In less than a decade, AOL has become part of our popular culture. More than 25 million people subscribe to this on-line giant.

INTERFACE

Nokia Corp. (NOK) (0.8% of net assets): This Finnish company, that dates back to 1865 is a leading cellular telephone maker that is extending its lead into the next generation.

INFRASTRUCTURE

American Tower Systems (AMT) (1.4% of net assets): This leading owner of wireless communications and broadcast towers in the U.S. is well-positioned to capitalize on robust cellular demand.

SERVICES

Sprint PCS Corp. (PCS) (1.4% of net assets): Sprint is a wireless service provider that is using today the technology that will increasingly be used for high-speed wireless data in the future.

Q. How would you summarize recent market activity?

A. Rocky. Technology stocks have been hit with threats of weakening fundamentals, profit taking, and year-end tax-loss selling by investors. Volatility is at record levels. Weakness in some of the largest technology names has cascaded into many smaller, faster-growing companies--despite their reported strong results and solid outlooks.

Just to demonstrate how "rocky" the period has been, from November 1, 1999, to October 31, 2000, let's look at the "high" and "low" prices of a few of the fund's holdings:

	High	Low	$ as of 10/31/2000
Cisco	$82.00	$53.87	$53.88
JDS Uniphase Corporation	$153.42	$41.50	$81.44
Ariba, Inc.	$183.35	$38.00	$126.38
Corning	$113.31	$25.50	$76.50
Aether Systems, Inc.	$345.00	$50.00	$80.63

Source: Bloomberg

Admittedly, it is hard to maintain a positive short-term outlook, given the continued volatility of the technology market and the fund during the fourth quarter. However, certain positive economic and market developments appear to bode well for the coming year 2001.

Q. Would you please comment on the earnings and growth rates of the technology sector?

A. The best way to answer would be to review the chart listed below showing the long-term earnings and 3-year revenue growth rates of the various industry sectors of the S&P 500 Index, particularly the technology and communication services sectors.

[Graphic Representation Omitted - See Appendix]

Q. What is your outlook?

A. Admittedly, it is hard to maintain a positive short-term outlook, given the continued volatility of the technology market and the fund during the fourth quarter. However, certain positive economic and market developments appear to bode well for the coming year 2001. For example, the Federal Reserve Board has indicated that it will not raise interest rates any further, which should prove positive for growth stocks if the equity markets anticipate an economic "soft landing" in 2001. In addition, technology and communication stocks are more reasonably priced, and financing avenues appear to be opening up for newer technology companies again. In light of the outlook for 2001, we believe this is a good time to add and build longer-term positions in the fund.

Q. What changes have you made to reflect this outlook?

A. The primary change has been lowering the number of holdings from 108 to around 85, consolidating our investments in those names in which we have the most confidence. When the technology market does turn around, we believe we will be extremely well positioned. We think diversification should be stressed when the market is overvalued or correcting. Since that seems to be behind us now, running with fewer names seems to be a more prudent approach.

Q. Finally, how does this fund fit into an investor's portfolio?

A. The potential opportunity of communications and technology stocks is so great that most equity investors should establish a specific allocation to this sector. This fund offers a single-decision way to establish a well-diversified position, manage risk, and make the most of opportunities that will continue to revolutionize society into the new millennium.

Federated Communications Technology Fund--Class A Shares

Growth of $10,000 Invested in Federated Communications Technology Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2000 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 NASDAQ Telecommunications Index (NTI),2 Standard &Poor's 500 Index (S&P 500),2 and the Lipper Telecommunications Funds Average (LTFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
One Year	11.63%
Start of Performance (9/21/1999)	34.24%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI, NTI, S&P 500 and the LTFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The ML100TI, NTI and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LTFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges.

Federated Communications Technology Fund--Class B Shares

Growth of $10,000 Invested in Federated Communications Technology Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2000 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 NASDAQ Telecommunications Index (NTI),2 Standard & Poor's 500 Index (S&P 500)2 and the Lipper Technology Funds Average (LTFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
One Year	11.71%
Start of Performance (9/21/1999)	36.15%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI, NTI, S&P 500 and the LTFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The ML100TI, NTI and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LTFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Federated Communications Technology Fund--Class C Shares

Growth of $10,000 Invested in Federated Communications Technology Fund

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Communications Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2000 compared to the Merrill Lynch 100 Technology Index (ML100TI),2 NASDAQ Telecommunications Index (NTI)2, Standard & Poor's 500 Index (S&P 500)2 and the Lipper Technology Funds Average (LTFA).3

Average Annual Total Return[4] for the Period Ended 10/31/2000
One Year	16.13%
Start of Performance (9/21/1999)	40.20%

[Graphic Representation Omitted - See Appendix]

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The ML100TI, NTI, S&P 500 and the LTFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The ML100TI, NTI and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LTFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2000

Shares			Value
		COMMON STOCKS--96.6%
		Broadcasting (T.V., Radio & Cable)--4.5%
200,000		Comcast Corp., Class A	$8,150,000
318,900	[1]	Echostar Communications Corp., Class A	14,430,225
386,800	[1]	Pegasus Communications Corp.	13,755,575

		TOTAL	36,335,800

		Cellular/Wireless Telecomms--11.4%
257,500	[1]	AirGate PCS, Inc.	10,010,312
240,000	[1]	Millicom International Cellular SA	7,380,000
301,900	[1]	NEXTEL Communications, Inc., Class A	11,604,281
418,700	[1]	Nextel Partners, Inc., Class A	10,258,150
289,500	[1]	Sprint Corp. (PCS Group)	11,037,188
542,700	[1]	TeleCorp PCS, Inc.	10,175,625
404,000	[1]	Triton PCS Holdings, Inc., Class A	18,786,000
272,600	[1]	Western Wireless Corp., Class A	12,948,500

		TOTAL	92,200,056

		Communications Equipment--12.5%
280,700	[1]	American Tower Systems Corp.	11,491,156
142,000	[1]	AudioCodes Ltd.	5,617,875
70,700	[1]	Avanex Corp.	7,180,469
85,500	[1]	CIENA Corp.	8,988,187
180,800	[1]	Comverse Technology, Inc.	20,204,400
58,600		Corning, Inc.	4,482,900
68,100	[1]	Corvis Corp.	4,469,063
231,200	[1]	Metromedia Fiber Network, Inc., Class A	4,392,800
62,600	[1]	New Focus, Inc.	3,975,100
153,900		Nokia Oyj Corp., Class A, ADR	6,579,225
261,397		Nortel Networks Corp.	11,893,564
101,900	[1]	Sycamore Networks, Inc.	6,445,175
116,000	[1]	Tellabs, Inc.	5,792,750

		TOTAL	101,512,664

		Computers (Hardware)--1.0%
154,800	[1]	Palm, Inc.	8,291,475

		Computers (Networking)--4.6%
72,000	[1]	Avici Systems, Inc.	3,123,000
184,900	[1]	Cisco Systems, Inc.	9,961,487
88,900	[1]	Extreme Networks, Inc.	7,373,144
100,100	[1]	Foundry Networks, Inc.	6,650,394
86,100	[1]	Network Appliance, Inc.	10,245,900

		TOTAL	37,353,925

Shares			Value
		COMMON STOCKS--continued
		Computers (Peripherals)--3.7%
248,700	[1]	Finisar Corp.	$7,165,669
94,200	[1]	Juniper Networks, Inc.	18,369,000
80,000	[1]	Sandisk Corp.	4,298,750

		TOTAL	29,833,419

		Computers Software/Services--24.6%
134,000		Adobe System, Inc.	10,192,375
69,000	[1]	Aether Systems, Inc.	5,563,125
144,900	[1]	Amdocs Ltd.	9,391,331
173,700	[1]	America Online, Inc.	8,759,691
84,600	[1]	Ariba, Inc.	10,691,325
150,000	[1]	Autonomy Corp. PLC, ADR	7,500,000
135,500	[1]	BEA Systems, Inc.	9,722,125
48,400	[1]	Check Point Software Technologies Ltd.	7,665,350
136,300	[1]	Commerce One, Inc.	8,748,756
119,100	[1]	E.piphany, Inc.	10,733,888
357,000	[1]	Exodus Communications, Inc.	11,981,813
46,400	[1]	I2 Technologies, Inc.	7,888,000
127,900	[1]	Inktomi Corp.	8,113,656
177,600	[1]	Kana Communications, Inc.	4,173,600
189,000	[1]	MatrixOne, Inc.	5,610,938
210,800	[1]	Oracle Corp.	6,956,400
71,600	[1]	Phone.com, Inc.	6,627,475
126,500	[1]	Redback Networks, Inc.	13,464,344
110,000	[1]	Siebel Systems, Inc.	11,543,125
77,500	[1]	SignalSoft Corp.	2,203,906
247,700	[1]	Talarian Corp.	2,461,519
170,100	[1]	TIBCO Software, Inc.	10,716,300
55,400	[1]	Verisign, Inc.	7,312,800
84,625	[1]	Veritas Software Corp.	11,933,447

		TOTAL	199,955,289

		Electrical Equipment --2.2%
79,600	[1]	Brocade Communications Systems, Inc.	18,099,050
		Electronics (Instrument.)--0.4%
136,000	[1]	Stratos Lightwave, Inc.	3,595,500

Shares			Value
		COMMON STOCKS--continued
		Electronics - Semiconductors--17.8%
231,800	[1]	ARM Holdings PLC, ADR	$6,954,000
154,400	[1]	Applied Micro Circuits Corp.	11,801,950
36,900	[1]	Broadcom Corp.	8,205,637
123,600	[1]	Cree Research, Inc.	12,267,300
84,700	[1]	GlobeSpan Semiconductor, Inc.	6,516,606
46,800	[1]	JDS Uniphase Corp.	3,811,275
224,500		Linear Technology Corp.	14,494,281
72,400	[1]	PMC-Sierra, Inc.	12,271,800
212,700	[1]	Pixelworks, Inc.	7,085,569
235,900	[1]	Qlogic Corp.	22,823,325
375,000	[1]	RF Micro Devices, Inc.	7,476,563
36,100	[1]	SDL, Inc.	9,358,925
226,100	[1]	Vitesse Semiconductor Corp.	15,812,869
82,700	[1]	Xilinx, Inc.	5,990,581

		TOTAL	144,870,681

		Equipment (Semiconductors)--0.5%
98,900	[1]	EMCORE Corp.	4,054,900

		Metals Mining--1.8%
302,700	[1]	Level 3 Communications, Inc.	14,435,006

		Services (Commercial & Consumer)--2.4%
394,000	[1]	Crown Castle International Corp.	11,943,125
111,100	[1]	Gemstar International Group Ltd.	7,617,294

		TOTAL	19,560,419

		Telephone Long Distance--9.2%
327,000	[1]	Allegiance Telecom, Inc.	10,280,062
349,100	[1]	Global Crossing Ltd.	8,247,487
724,800	[1]	McLeodUSA, Inc., Class A	13,952,400
304,200	[1]	Qwest Communications International, Inc.	14,791,725
624,000	[1]	WinStar Communications, Inc.	12,168,000
464,287	[1]	XO Communications, Inc., Class A	15,662,432

		TOTAL	75,102,106

		TOTAL COMMON STOCKS (IDENTIFIED COST $747,697,718)	785,200,290

Principal Amount or Shares			Value
		CORPORATE BOND--0.5%
		Communications Equipment--0.5%
$3,500,000		Cyras Systems, Conv. Bond, 4.50%, 8/15/2005 (identified cost $3,500,000)	$3,788,750

		MUTUAL FUND--3.0%
24,599,942		Prime Value Obligations Fund, Class IS (at net asset value)	24,599,942

		TOTAL INVESTMENTS (IDENTIFIED COST $775,797,660)[2]	$813,588,982

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $779,772,695. The net unrealized appreciation of investments on a federal tax basis amounts to $33,816,287 which is comprised of $133,286,135 appreciation and $99,469,848 depreciation at October 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($812,716,611) at October 31, 2000.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2000

Assets:
Total investments in securities, at value (identified cost $775,797,660 and tax cost $779,772,695)		$813,588,982
Income receivable		38,673
Receivable for investments sold		6,551,967
Receivable for shares sold		9,900,457

TOTAL ASSETS		830,080,079

Liabilities:
Payable for investments purchased	$14,178,865
Payable for shares redeemed	2,490,438
Accrued expenses	694,165

TOTAL LIABILITIES		17,363,468

Net assets for 55,811,724 shares outstanding		$812,716,611

Net Assets Consist of:
Paid in capital		$1,066,710,956
Net unrealized appreciation of investments		37,791,322
Accumulated net realized loss on investments		(291,785,667)

TOTAL NET ASSETS		$812,716,611

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($255,307,001 ÷ 17,442,701 shares outstanding)		$14.64

Offering price per share (100/94.50 of $14.64)[1]		$15.49

Redemption proceeds per share		$14.64

Class B Shares:
Net asset value per share ($458,094,377 ÷ 31,529,958 shares outstanding)		$14.53

Offering price per share		$14.53

Redemption proceeds per share (94.50/100 of $14.53)[1]		$13.73

Class C Shares:
Net asset value per share ($99,315,233 ÷ 6,839,065 shares outstanding)		$14.52

Offering price per share		$14.52

Redemption proceeds per share (99.00/100 of $14.52)[1]		$14.37

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $4,751)		$61,356
Interest		1,161,972

TOTAL INCOME		1,223,328

Expenses:
Investment adviser fee	$5,582,883
Administrative personnel and services fee	560,520
Custodian fees	50,037
Transfer and dividend disbursing agent fees and expenses	1,004,449
Directors'/Trustees' fees	1,320
Auditing fees	9,556
Legal fees	716
Portfolio accounting fees	134,144
Distribution services fee--Class A Shares	490,953
Distribution services fee--Class B Shares	3,147,199
Distribution services fee--Class C Shares	701,507
Shareholder services fee--Class A Shares	87,105
Shareholder services fee--Class B Shares	1,049,066
Shareholder services fee--Class C Shares	233,836
Share registration costs	360,383
Printing and postage	92,033
Insurance premiums	1,159
Miscellaneous	3,238

TOTAL EXPENSES	13,510,104

Reimbursement:
Reimbursement of investment adviser fee	(895)

Net expenses		13,509,209

Net operating loss		(12,285,881)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(291,348,389)
Net change in unrealized appreciation of investments		29,688,277

Net realized and unrealized loss on investments		(261,660,112)

Change in net assets resulting from operations		$(273,945,993)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2000	1999 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(12,285,881)	$(46,720)
Net realized gain (loss) on investments ($(288,146,885) and $527,937 respectively, as computed for federal tax purposes)	(291,348,389)	90,448
Net change in unrealized appreciation of investments	29,688,277	8,103,045

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(273,945,993)	8,146,773

Distributions to Shareholders:
Distributions from net realized gains
Class A Shares	(134,110)	--
Class B Shares	(290,183)	--
Class C Shares	(56,713)	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(481,006)	--

Share Transactions:
Proceeds from sale of shares	1,615,278,416	51,645,713
Net asset value of shares issued to shareholders in payment of distributions declared	436,518	--
Cost of shares redeemed	(584,500,466)	(3,863,344)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,031,214,468	47,782,369

Change in net assets	756,787,469	55,929,142

Net Assets:
Beginning of period	55,929,142	--

End of period	$812,716,611	$55,929,142

1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]
Net Asset Value, Beginning of Period	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.21)[2]	(0.01)[2]
Net realized and unrealized gain on investments	2.46	2.43

TOTAL FROM INVESTMENT OPERATIONS	2.25	2.42

Less Distributions:
Distributions from net realized gain on investments	(0.03)	--

Net Asset Value, End of Period	$14.64	$12.42

Total Return[3]	18.10%	24.20%

Ratios to Average Net Assets:

Expenses	1.30%	1.20%[4]

Net operating loss	(1.13%)	(0.85%)[4]

Expense waiver/reimbursement[5]	0.00%[6]	2.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$255,307	$13,893

Portfolio turnover	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]
Net Asset Value, Beginning of Period	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.34)[2]	(0.02)[2]
Net realized and unrealized gain on investments	2.48	2.44

TOTAL FROM INVESTMENT OPERATIONS	2.14	2.42

Less Distributions:
Distributions from net realized gain on investments	(0.03)	--

Net Asset Value, End of Period	$14.53	$12.42

Total Return[3]	17.21%	24.20%

Ratios to Average Net Assets:

Expenses	2.05%	1.95%[4]

Net operating loss	(1.88)	(1.60%)[4]

Expense waiver/reimbursement[5]	0.00%[6]	2.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$458,094	$34,771

Portfolio turnover	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2000	1999 [1]
Net Asset Value, Beginning of Period	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.34)[2]	(0.02)[2]
Net realized and unrealized gain on investments	2.47	2.44

TOTAL FROM INVESTMENT OPERATIONS	2.13	2.42

Less Distributions:
Distributions from net realized gain on investments	(0.03)	--

Net Asset Value, End of Period	$14.52	$12.42

Total Return[3]	17.13%	24.20%

Ratios to Average Net Assets:

Expenses	2.05%	1.95%[4]

Net operating loss	(1.88%)	(1.60%)[4]

Expense waiver/reimbursement[5]	0.00%[6]	2.14%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$99,315	$7,265

Portfolio turnover	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2000

ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Communications Technology Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing tax treatments for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Undistributed Net Investment Income	Paid in Capital
$12,285,881	$(12,285,881)

Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At October 31, 2000, the Fund, for federal tax purposes had a capital loss carry forward of $287,810,844, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carry forward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2000		1999[1]
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	40,349,656	$769,962,679	1,427,902	$14,968,937
Shares issued to shareholders in payment of distributions declared	15,840	111,835	--	--
Shares redeemed	(24,041,269)	(425,849,776)	(309,428)	(3,100,338)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	16,324,227	$344,224,738	1,118,474	$11,868,599

Year Ended October 31	2000		1999[1]
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	34,284,833	$661,743,934	2,827,718	$30,112,440
Shares issued to shareholders in payment of distributions declared	16,667	272,273	--	--
Shares redeemed	(5,570,888)	(101,544,757)	(28,372)	(304,825)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	28,730,612	$560,471,450	2,799,346	$29,807,615

Year Ended October 31	2000		1999[1]
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	9,438,375	$183,571,803	626,101	$6,564,336
Shares issued to shareholders in payment of distributions declared	3,211	52,410	--	--
Shares redeemed	(3,187,394)	(57,105,933)	(41,228)	(458,181)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	6,254,192	$126,518,280	584,873	$6,106,155

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	51,309,031	$1,031,214,468	4,502,693	$47,782,369

1 For the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. Effective March 1, 2000, the Fund began to accrue and pay a distribution services fee on Class A Shares.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. Effective March 1, 2000, the Fund no longer accrued or paid a shareholder services fee on Class A Shares.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the year ended October 31, 2000, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $433,154,175 and $409,263,405 respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended October 31, 2000, were as follows:

Purchases	$1,645,169,153

Sales	$646,500,776

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED COMMUNICATIONS TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Communications Technology Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2000 and 1999, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Communications Technology Fund as of October 31, 2000, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 8, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.

J. CHRISTOPHER DONAHUE

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

J. THOMAS MADDEN

Chief Investment Officer

AMANDA J. REED

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Communications Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784

G02681-04 (12/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the chart. The
      Class A Shares of Federated Communications Technology Fund (the "Fund") is
      represented by a bold solid line. The Merrill Lynch 100 Technology Index
      (ML100TI) is represented by a dotted line. The NASDAQ Telecommunications
      Index (NTI) is represented by a bold dash dot line. The Standard &
      Poor's 500 Index (S&P 500) is represented by a solid line. A line of dashes represents the Lipper Telecommunications Fund Average (LTFA). The
      line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the ML100TI, NTI, S&P 500, and the LTFA. The "x" axis reflects computation periods from 9/21/1999 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the
      ML100TI, NTI, S&P 500, and the LTFA. The ending values were $13,863,
      $15,083, $9,639 $11,067 and $12,077 respectively. The legend in the above quadrant of the graphic presentation indicates the Fund's Class A Shares
      Average Annual Total Returns for the one-year period ended 10/31/00 and from the start of performance of Class A Shares (9/21/1999) to 10/31/00.
      The total returns were 11.63% and 34.24%, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the chart. The
      Class B Shares of Federated Communications Technology Fund (the "Fund") is
      represented by a bold solid line. The Merrill Lynch 100 Technology Index
      (ML100TI) is represented by a dotted line. The NASDAQ Telecommunications
      Index (NTI) is represented by a bold dash dot line. The Standard &
      Poor's 500 Index (S&P 500) is represented by a solid line. A line of dashes represents the Lipper Telecommunications Fund Average (LTFA). The
      line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the ML100TI, NTI, S&P 500, and the LTFA. The "x" axis reflects computation periods from 9/21/1999 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the
      ML100TI, NTI, S&P 500, and the LTFA. The ending values were $14,082,
      $15,083, $9,639 $11,067 and $12,077 respectively. The legend in the above quadrant of the graphic presentation indicates the Fund's Class B Shares
      Average Annual Total Returns for the one-year period ended 10/31/00 and from the start of performance of Class A Shares (9/21/1999) to 10/31/00.
      The total returns were 11.71% and 36.15%, respectively.

      The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed above the chart. The
      Class C Shares of Federated Communications Technology Fund (the "Fund") is
      represented by a bold solid line. The Merrill Lynch 100 Technology Index
      (ML100TI) is represented by a dotted line. The NASDAQ Telecommunications
      Index (NTI) is represented by a bold dash dot line. The Standard &
      Poor's 500 Index (S&P 500) is represented by a solid line. A line of dashes represents the Lipper Telecommunications Fund Average (LTFA). The
      line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the ML100TI, NTI, S&P 500, and the LTFA. The "x" axis reflects computation periods from 9/21/1999 to 10/31/00. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the
      ML100TI, NTI, S&P 500, and the LTFA. The ending values were $14,547,
      $15,083, $9,639 $11,067 and $12,077 respectively. The legend in the above quadrant of the graphic presentation indicates the Fund's Class C Shares
      Average Annual Total Returns for the one-year period ended 10/31/00 and from the start of performance of Class A Shares (9/21/1999) to 10/31/00.
      The total returns were 16.13% and 40.20%, respectively.